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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): September 14, 1999

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                           METRO-GOLDWYN-MAYER INC.
            (Exact name of registrant as specified in its charter)

             DELAWARE                      1-13481               95-4605850
  (State or other jurisdiction           (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)



    2500 Broadway Street, Santa Monica, CA                             90404
  (Address of Principal Executive Offices)                          (Zip Code)

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                                (310) 449-3000
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             (Registrant's telephone number, including area code)

                                     None
         -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report.)
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ITEM 5. OTHER EVENTS

     On September 14, 1999, the Company issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)    Exhibits

       99.1     Text of Press Release, dated September 14, 1999, of the
                Registrant.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              METRO-GOLDWYN-MAYER INC.


Date: September 16, 1999                 By:      /s/ William Allen Jones
                                            ------------------------------------
                                               Name:  William Allen Jones
                                               Title: Senior Executive Vice
                                                      President and Secretary